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                                                                   EXHIBIT 10.28

                    MANAGEMENT STOCK SUBSCRIPTION AGREEMENT
                    ---------------------------------------


    This Management Stock Subscription Agreement is entered into as of the 24th day of April, 1997, by and between Big V Holding Corp., a Delaware corporation (the "Company"), and the management investor so indicated on the signature page hereof (the "Management Investor").

    WHEREAS, the Company desires to sell to the Management Investor, and the Management Investor desires to purchase from the Company, shares of common stock of the Company on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement, intending to be legally bound, mutually agree as follows:


                                   ARTICLE I

                          Purchase and Sale of Shares
                          ---------------------------

    1.1  Sale and Issuance of Shares.  Subject to the terms and conditions of
         ---------------------------
this Agreement, the Management Investor does hereby subscribe for and agrees to acquire at the Closing (as hereinafter defined), and the Company agrees to issue to the Management Investor at the Closing, the aggregate number of shares of the Company's common stock set forth under his name on the signature page hereto (the "Shares") in exchange for the aggregate consideration set forth on the signature page hereto (the "Purchase Price"). A portion of the Purchase Price shall be payable in cash in the amount set forth on the signature page hereto (the "Cash Amount"), and the balance of the Purchase Price shall be paid by the Management Investor's issuance to the Company of a Secured Promissory Note in the principal amount set forth on the signature page hereto (the "Note").

    1.2  Closing.  The closing (the "Closing") of the purchase and sale of the
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Shares being purchased by the Management Investor shall occur at the offices of the Company, on the date hereof (the "Closing Date"). At the Closing, the Company shall deliver to the Management Investor a certificate or certificates representing the Shares purchased hereunder and the Management Investor shall deliver to the Company (i) the Cash Amount, (ii) the Note, (iii) a Stock Pledge Agreement executed in favor of the Company, and (iv) a counterpart signature page to the Amended and Restated Shareholders' Agreement dated as of December 17, 1993 (the "Shareholders' Agreement").
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                                   ARTICLE II

                 Representations and Warranties of the Company
                 ---------------------------------------------

    The Company represents and warrants to the Management Investor that:

    2.1  Organization and Standing.  The Company is a corporation duly
         -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

    2.2  Authorization.  All corporate action on the part of the Company and its
         -------------
officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement required to be performed at or prior to the Closing and for the authorization, issuance and delivery of the Shares being sold under this Agreement has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligations of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

    2.3  Validity of Shares.  The Shares, when issued, sold and delivered in
         ------------------
accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and nonassessable.


                                  ARTICLE III

                 Representations, Warranties and Agreements of
                 ---------------------------------------------
                            the Management Investor
                            -----------------------

    3.1  Authorization.  The Management Investor represents and warrants that
         -------------
this Agreement, when executed and delivered by him, will constitute a valid and legally binding obligation of the Management Investor, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

    3.2  Investment Representations.
         --------------------------

         (a) This Agreement is made with the Management Investor in reliance upon the Management Investor's representation to the Company, which by his acceptance hereof the Management Investor hereby confirms, that (i) the Shares to be received by him will be acquired by him, or a trust for the benefit of his spouse, children or parents, for investment for his own account, and not with a view to the sale or distribution of any

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part thereof in violation of applicable Federal and state securities laws, and
(ii) he has no current intention of selling, granting participation in or otherwise distributing the same in violation of applicable Federal and state securities laws. By executing this Agreement, the Management Investor further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable Federal and state securities laws.

         (b) The Management Investor understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on representations of the Management Investor set forth herein.

         (c) The Management Investor represents that he has, either alone or together with his "purchaser representative" as that term is defined in Regulation D promulgated under the 1933 Act, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment. The Management Investor further represents that he has had access, during the course of the transaction and prior to his purchase of Shares, to information concerning the Company and its assets, liabilities and prospects, and that he has had, during the course of the transaction and prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to him or to which he had access.

         (d) The Management Investor understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. In particular, the Management Investor is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. Such Management Investor represents that, in the absence of an effective registration statement covering the Shares, he will sell, transfer or otherwise dispose of the Shares only in a manner consistent with his representations set forth herein and then only in accordance with the Shareholders' Agreement.

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         (e) Each Management Investor agrees, except with respect to transfers permitted under the Shareholders' Agreement, that he will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act, unless and until (i) the Management Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Management Investor or transferee, he shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act.

    3.3  Legends; Stop Transfer.
         ----------------------

         (a) The Management Investor acknowledges that all certificates evidencing the Shares shall bear the following legend:

                              "TRANSFER RESTRICTED

         These securities have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.

         These securities are subject to the terms and conditions, including restrictions on transfer, of an Amended and Restated Shareholders' Agreement dated as of December 17, 1993, as amended from time to time, a copy of which is on file with the Secretary of the Company."

         (b) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

         (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such Shares or pursuant to and in compliance with the provisions of Section 3.2(e) hereof. All Common Stock of the Company hereafter issued to the Management Investor shall bear the same endorsement, shall be subject to all the terms and conditions of this Agreement, and for all purposes shall be deemed "Shares" hereunder. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefor.

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                                   ARTICLE IV

                                 Miscellaneous
                                 -------------

    4.1  Notices.  All notices and other communications necessary or
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contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand or one day after sending by overnight delivery service, or five days after sending by certified mail, postage prepaid, return receipt requested: to the Company, at the address of its principal executive offices, and to the Management Investor, at his address listed on the signature page hereto.

By notice complying with the foregoing provisions of this Section 4.1, each party shall have the right to change the mailing address for future notices and communications to such party.

    4.2  Execution of Counterparts.  This Agreement may be executed in
         -------------------------
counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

    4.3  Binding Effect; Assignment.  The rights and obligations of the
         --------------------------
Management Investor under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns.
This Agreement shall be binding upon the Company and the Management Investor, and their respective successors and assigns.

    4.4  Governing Law.  This Agreement shall be deemed to be a contract made
         -------------
under the laws of the State of Delaware, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law. Both of the parties hereto agrees to submit to the jurisdiction of the courts of the State of Delaware in any action or proceeding arising out of or relating to this Agreement.

    4.5  Severability of Provisions.  Any provision of this Agreement which is
         --------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    4.6  Exhibits and Headings.  All Exhibits to this Agreement shall be deemed
         ---------------------
to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

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                                    *  *  *
                    MANAGEMENT STOCK SUBSCRIPTION AGREEMENT
                                 SIGNATURE PAGE


    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal, as of the date first above written.


                             BIG V HOLDING CORP.


                             By:  /s/ James A. Toopes, Jr.
                                  ------------------------
                               Name:  James A. Toopes, Jr.
                               Title:  Executive Vice President


                             MANAGEMENT INVESTOR


                             /s/ John Onufer, Jr.
                             --------------------
                             Name: John Onufer, Jr.


                             Number of Shares:  2,200
                             Aggregate Purchase Price:  $77,000
                             Cash Amount:  $5,597.50
                             Note Amount:   $71,402.50

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

                           COUNTERPART SIGNATURE PAGE
                           --------------------------

    The undersigned, in connection with the purchase of shares of Common Stock, par value $.01 per share, of Big V Holding Corp., a Delaware corporation (the "Company"), hereby agrees to be bound by the terms and conditions of the Amended and Restated Shareholders' Agreement, dated as of December 17, 1993, by and among the Company and the investors named therein (the "Shareholders' Agreement"), as a "Management Investor" (as such term is defined in the Shareholders' Agreement).

    IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of April 24, 1997.



                              /s/  John Onufer, Jr.
                              ---------------------
                              Name:

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